NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan U.S. Equity Fund (formerly, NVIT J.P. Morgan Disciplined Equity Fund)

Supplement dated November 15, 2021
to the Summary Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Scott B. Davis	Managing Director	Since 2020
David Small	Managing Director	Since 2020
Shilpee Raina, CFA	Executive Director	Since 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE